SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                         |_|

Filed by a party other than the Registrant      |X|

Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |X|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to Section 240.14a-12

                              THE KOREA FUND, INC.
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                (Name of Registrant as Specified In its Charter)

                       CITY OF LONDON INVESTMENT GROUP PLC
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            0-11.

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      paid previously. Identify the previous filing by registration statement
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

                       CITY OF LONDON INVESTMENT GROUP PLC
                   o 10 Eastcheap, London, England, EC3M ILX o
          o 1125 Airport Road, Coatesville, PA, United States, 19320 o
                      o 30 Cecil Street, Singapore 049712 o

                                                               September 2, 2004

                               VOTE THE GOLD PROXY
                        TO ELECT OUR INDEPENDENT NOMINEES
                      TO THE BOARD OF THE KOREA FUND, INC.

Dear Fellow Stockholder of The Korea Fund, Inc. (the "Fund"):

      City of London Investment Group PLC ("City of London") is seeking your support in electing Julian Reid and Chris Russell to the Board of Directors of the Fund (the "Board") at the Annual Meeting of Stockholders of the Fund scheduled for October 6, 2004 (the "Annual Meeting"). Messrs. Reid and Russell have no current or prior relationship to the Fund, its management or Deutsche Investment Management Americas Inc. ("DeIM"), the Fund's investment manager, and are, therefore, herein collectively referred to as the "Independent Nominees."

      City of London has been a Stockholder in the Fund for more than three years and believes it currently is the second largest holder of outstanding shares of the Fund's Common Stock (the "Shares"). As of the date of this letter, City of London beneficially owns approximately 9.81% of the outstanding Shares. The Fund's current officers and directors, as a group, own approximately 0.02% of the outstanding Shares. City of London believes that both the size and the duration of its holdings, as well as its intention to remain a Stockholder of the Fund, closely align its interests with the other Stockholders of the Fund.

               We Believe the Election of the Independent Nominees
                   Will Benefit the Fund and its Stockholders

      City of London believes that a truly independent Board, one that is free from any ties to DeIM, is the only way to ensure that the Board will:

            o     be committed to good corporate governance; and
            o take meaningful actions designed to narrow the persistent discount to net asset value ("NAV") at which the Shares trade and cause the Fund to seek to maximize value on behalf of all of the Fund's Stockholders.

      Neither of the Independent Nominees has any relationship with DeIM nor does either of such nominees have a relationship with City of London which, in any way, could compromise his independence. In contrast, City of London believes that the Fund's current directors have far too many ties to DeIM to be truly independent or objective and that, perhaps as a result, the Board consistently has failed to adequately address Stockholders' needs.

      According to the Fund's proxy statement, six of the seven directors on the Board are "independent" notwithstanding the fact that each "independent" director on the Board (a) serves on the board of directors of, and receives fees from, three other closed-end funds managed by DeIM,(1) and (b) has received fees directly from DeIM, in connection with his/her service as a director of such closed-end funds.

      The seventh director, who is a managing director of an affiliate of DeIM and is one of the Board's nominees at the Annual Meeting, is an "interested person" (as defined in the Investment Company Act of 1940, as amended) according to the Fund's proxy statement because of his affiliation with DeIM and because he is an officer of the Fund. City of London believes that individuals who are "interested persons" by virtue of their relationship with the investment manager should not serve on the Board and you--as a Stockholder of the Fund--can help take a major step in improving corporate governance and reducing DeIM's direct influence on the Board by NOT electing this "interested" director. Instead, vote for the Independent Nominees on the GOLD proxy card. Even if you have already sent in a proxy to the Fund, you may revoke your vote and support the Independent Nominees by signing and returning a later-dated GOLD proxy card.

      City of London believes the Board's relationships with DeIM create potential conflicts of interest when, for example, the Board evaluates the performance of DeIM or when the Board considers steps which could be taken to narrow the discount to NAV at which the Shares trade (please see discussion under the heading "Providing Effective Measures to Deal With The Substantial and Persistent Discount to NAV").

      The Independent Nominees have indicated to City of London that, unlike the current members of the Board, they will not serve on the board of directors of any other closed-end fund currently managed by DeIM or accept fees directly from DeIM while serving as a director of the Fund.

Improving Corporate Governance and Respecting Stockholder Rights

      City of London believes that the Board should be dedicated to the highest standards of good corporate governance and to enhancing Stockholder rights. In the view of City of London, the Board has not met this standard and appears to be insensitive to real Stockholder democracy. For example, when an amendment was adopted to Maryland General Corporation Law in 1996 that permitted the Fund to increase the percentage of Shares necessary for Stockholders to call a special meeting, the Fund promptly seized on this opportunity to limit the Stockholders' ability to exercise their franchise and--without Stockholder approval--amended its bylaws to increase the required percentage from 25% to 50%. Mr. Robert J. Callander, the Fund's Chairman and the Chairman of The Brazil Fund Inc., another fund managed by DeIM, stated at The Brazil Fund Inc.'s 2004 annual meeting that a similar amendment was adopted to The Brazil Fund Inc.'s bylaws so that fund would not incur the cost of a special meeting of stockholders unless the holders of 50% of the shares wanted such a meeting. Is the cost of a Stockholder meeting an adequate justification for limiting the Stockholders' right to be heard? City

----------
(1) Each of the "independent" directors serves on the board of the following funds managed by DeIM: The Brazil Fund, Inc., the Scudder New Asia Fund, Inc. and the Scudder Global High Income Fund, Inc.

of London and the Independent Nominees do not think so, particularly when weighed against the approximately $10 million in annual fees paid to DeIM. City of London believes that a Board which was truly committed to good corporate governance and Stockholder democracy would not allow this amendment to remain in place. Each of the Independent Nominees has indicated that he intends, if elected, to urge the other directors on the Board to repeal this amendment.

Providing Effective Measures to Deal With The Substantial and Persistent Discount to NAV

      The Shares have traded at an average discount to NAV in excess of 19% over the past five years. When Shares trade at a significant discount for a substantial period of time, City of London believes that the Board is obligated to take meaningful actions to address the problem. City of London believes that the current directors on the Board have failed the Stockholders in this regard. While it is true that over the years the Fund has taken several different measures purportedly designed to address the discount, City of London believes that such measures have been ineffectual at best. For example, in the first quarter of 2004, the Fund conducted a cash tender offer for 10% of the outstanding Shares at a price equal to 95% of NAV. City of London does not believe that this tender offer resulted in a meaningful reduction to the discount because the Shares continued to trade at a substantial and persistent discount after the consummation of the offer. Additionally, more than 61% of the outstanding Shares were tendered into the Fund's cash tender offer. City of London believes that the magnitude of the Stockholders' response to the cash tender offer clearly demonstrates the Stockholders' desire an offer for a percentage of the Shares that is significantly higher than 10%.

      The Board also has approved two additional tender offers, one in the first quarter of 2005 and one in the first quarter of 2006. Each of the proposed tender offers would be for 10% of the outstanding Shares at a price equal to 95% of NAV and would be made only if the Shares have traded at an average weekly discount from NAV greater than 15% during a 13-week measuring period ending the preceding December 31. The Fund has filed an application with the Securities and Exchange Commission seeking approval to make the proposed offers in-kind. City of London believes that it is unlikely the Board would have gone to the expense of seeking regulatory approval for an in-kind tender offer if it did not believe that such approval would be granted. The Fund has indicated that it has the option to make such tender offers in cash if regulatory approval is not obtained.

      City of London believes that the Board's proposed tender offers, if made, will not result in a meaningful reduction in the discount and fall far short of meeting the desire of many Stockholders to sell their Shares for cash at or near NAV. In addition, City of London believes that the trigger for the proposed tender offers, a 15% discount during a 13-week period, is far too high and suggests the Board is comfortable with any discount that is 15% or less. City of London believes that any tender offer made by the Fund should be a cash offer--even if regulatory approval for an in-kind offer is obtained--should be for at least 50% of the outstanding Shares at not less than NAV (less transactional fees and expenses) and should not be tied to a 15% trigger.

      City of London believes that the Fund should explore a variety of strategic alternatives designed to provide all Stockholders, regardless of size, with regular opportunities to realize NAV for their Shares (less transactional fees and expenses). Among the strategic alternatives that City of London believes should be considered are: meaningful share repurchase plans, a regular cash tender, and conversion to interval status, as well as other actions that would increase Stockholders' ability to realize NAV for their Shares (less transactional fees and expenses) on a regular basis. City of London recognizes that certain of the alternatives would shrink the size of the Fund and, thereby, reduce the approximately $10 million in management fees payable to DeIM per year. In the view of City of London, it is imperative, therefore, that critical decisions regarding the Fund's response to the discount be made by a truly independent Board.

                       We Believe the Independent Nominees
                  Are Better Qualified Than the Fund's Nominees

      The Independent Nominees, Julian Reid and Chris Russell, have extensive experience in the Asian markets (including the Korean markets) and the closed-end fund industry. In City of London's view, the Independent Nominees are far more qualified to serve on the Board than the Fund's nominees.

      Mr. Reid has more than 20 years of U.S. and other closed-end fund experience, including serving as the head of the closed-end fund business for Jardine Fleming Investment Management (at the time one of the leading investment management companies in Asia). During this time, Mr. Reid spent time focusing on, among others, the Korean stock markets. Mr. Russell has nearly 30 years of institutional investment experience globally and in Asia on behalf of U.S. and international institutions, including more than 10 years of experience as an institutional fund manager responsible for investment in Asia, including Korea. Both Mr. Reid and Mr. Russell were based in Asia for many years.

      The qualifications of the Fund's nominees, in City of London's view, pale in comparison to those of Mr. Reid and Mr. Russell. The information provided by the Fund in its proxy materials indicates that the Fund's nominees have experience in Europe and Central America but does not disclose any relevant closed-end fund or Asian experience beyond their service as a director of multiple funds managed by DeIM. In addition, as noted above, one of the Fund's nominees is not independent because of his affiliation with DeIM and because he is an officer of the Fund.

          City of London Is Not the Only Stockholder Dissatisfied with the Way the Fund Has Been Managed.

      City of London is aware of one other matter that is scheduled to be voted upon at the Annual Meeting. The President and Fellows of Harvard College ("Harvard"), a Stockholder unaffiliated with City of London that holds approximately 22% of the outstanding Shares, has proposed that Stockholders vote to terminate the investment management agreement (the "Investment Management Agreement") between the Fund and DeIM. The Fund's proxy materials set forth

Harvard's proposal and statement in favor of its proposal. We urge you to review Harvard's proposal and statement carefully. City of London agrees with Harvard's statement concerning "the severe conflicts that exist between Fund [Stock]holders and DeIM" and believes that the Board will not become more attuned to good corporate governance, Stockholder democracy and narrowing the persistent discount to NAV at which the Shares trade unless DeIM is removed as the Fund's manager. Accordingly, City of London supports the Stockholder proposal to terminate the Investment Management Agreement. The proposal to terminate the Investment Management Agreement is included on the GOLD proxy card. You may vote on this matter by using the GOLD proxy card.

Remember: You Can Vote for the Independent Nominees Only on the GOLD Proxy Card

      PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT HAS BEEN PROVIDED. You should not return any proxy card sent to you by the Fund if you wish to vote FOR the election of the Independent Nominees to the Board. If you have already returned the proxy card sent to you by the Fund, you have the right to REVOKE that proxy by signing, dating and mailing a later-dated GOLD proxy card in the envelope provided.

      A protest vote of "Withhold Authority" on the Fund's proxy card may revoke an earlier vote FOR the Independent Nominees on the GOLD proxy card. Please make certain that the latest dated proxy you return is the GOLD proxy card. Only your latest dated proxy counts.

      A GOLD proxy card that is returned to us will be voted as you indicate on it. If a GOLD proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of the Independent Nominees and FOR the termination of the Investment Management Agreement. In addition, a GOLD proxy card will be voted in the proxy holders' discretion on all other matters as may properly come before the Annual Meeting of which City of London is not made aware within a reasonable amount of time prior to the Annual Meeting.

      Thank you for your cooperation in helping to cause the Fund to: be committed to good corporate governance; and take meaningful actions designed to narrow the discount to NAV at which the Shares trade and seek to maximize value on behalf of all of the Stockholders.

                                             Sincerely yours,


                                             /s/ Barry M. Olliff

                                             Barry M. Olliff
                                             Director
                                             City of London Investment Group PLC

                  IMPORTANT INFORMATION FOR STREET-NAME HOLDERS

      If you hold your Shares in the name of a bank or brokerage firm, your bank or broker must receive your specific instructions before they can vote your Shares. Please make certain that your vote is counted for the Independent Nominees by signing, dating and returning the GOLD proxy card in the envelope provided.

                          Internet and Telephone Voting

      Holders in many banks and brokerage firms will be able to vote by internet or by toll-free telephone. Instructions for internet and telephone voting in most cases will be included on the enclosed GOLD voting form that has been provided by your broker or bank. We urge you to take advantage of the opportunity to vote your GOLD proxy card today by following the instructions on the GOLD voting form for using the internet or toll-free telephone.

If you have any questions, please contact:

                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022
                          Call toll free: 800-607-0088
                 Bankers and Brokers Call Collect: 212-754-8000

                       CITY OF LONDON INVESTMENT GROUP PLC

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                              THE KOREA FUND, INC.

                      -------------------------------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              THE KOREA FUND, INC.

                      -------------------------------------

            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

      This proxy statement and the enclosed GOLD proxy card are being furnished to the stockholders (the "Stockholders") of The Korea Fund, Inc., a Maryland corporation (the "Fund"), by City of London Investment Group PLC, a company incorporated under the laws of England and Wales ("City of London"), on behalf of itself, its wholly-owned subsidiary, City of London Investment Management Company Limited, a company incorporated under the laws of England and Wales ("CLIM"), and the City of London Funds,(1) in connection with the solicitation of proxies from the Stockholders to be used at the 2004 Annual Meeting of Stockholders of the Fund (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to vote FOR the election of each of Julian Reid and Chris Russell to the Board of Directors of the Fund (the "Board"). Messrs. Reid and Russell have no current or prior relationship to the Fund, its management or Deutsche Investment Management Americas Inc. ("DeIM"), the Fund's investment manager, and are, therefore, herein collectively referred to as the "Independent Nominees."
(2)

----------
(1) The term "City of London Funds" as used herein means each of: (a) The Emerging World Fund, a Dublin, Ireland-listed investment company managed by CLIM and organized under the laws of Ireland ("EWF"), (b) Emerging Markets Country Fund, a private investment fund managed by CLIM and organized as a Delaware business trust ("GEM"), (c) Investable Emerging Markets Country Fund, a private investment fund managed by CLIM and organized as a Delaware business trust ("IEM"), (d) Emerging Free Markets Country Fund, a private investment fund managed by CLIM and organized as a Delaware business trust ("FREE"), (e) GFM (Institutional) Emerging Markets Country Fund, a fund managed by CLIM and organized under the laws of the Province of Ontario ("GFM"), and (f) Global Optimization Fondo de Inversion Internacional, a closed-end fund managed by a company controlled by City of London, City of London Quantitative Management Ltd., and organized under the laws of Chile ("Global").

(2) The Fund has advised City of London that it objects to City of London's use of the term "Independent Nominees" because in the Fund's view such usage unfairly implies that the Fund's nominees are not independent. City of London does not believe the Fund's objection is valid and, additionally, believes the Fund's nominees are not truly independent for the reasons set forth in this proxy statement. In any event, the Fund's nominees clearly are not "Independent Nominees" as such term is used herein with respect to Messrs. Reid and Russell. City of London is not suggesting that, for purposes of the Investment Company Act of 1940, the Fund's current directors are "interested persons" with the exception of Vincent J. Esposito, who is an affiliate of DeIM. The Independent Nominees were nominated by Mellon Trust of Delaware NA TTEE, Emerging Markets Country Fund ("Mellon") at the request of GEM's investment manager, CLIM. Mellon is the trustee of GEM and is the record holder of certain of the Shares beneficially owned by GEM. Mellon is not a participant in this solicitation.

      The Fund's principal executive office is located at 345 Park Avenue, New York, New York 10154. This proxy statement and the enclosed GOLD proxy card are first being furnished to the Stockholders on or about September 7, 2004.

      The Fund has established a record date of July 19, 2004 for determining Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") and October 6, 2004 as the date of the Annual Meeting.

      The Annual Meeting will be held at 10:45 a.m., Eastern Time, at the offices of Deutsche Investment Management Americas Inc. 280 Park Avenue, 29th Floor, New York, New York 10017. Each Stockholder of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of the Fund's common stock, $0.01 par value per share ("Share"), held by such Stockholder on the Record Date. City of London, together with all of the participants in this solicitation, beneficially owns an aggregate of 4,386,082 Shares, which represents approximately 9.81% of the Shares outstanding (based on the most recent Share information publicly disclosed by the Fund). City of London and all of the participants intend to vote all of their Shares held on the Record Date FOR the election of the Independent Nominees to the Board and FOR the Stockholder proposal discussed below to terminate the investment management agreement (the "Investment Management Agreement") between the Fund and DeIM.(3)

      This solicitation is being made by City of London and not on behalf of the Board or management of the Fund.

SUMMARY:

Election of Directors

      City of London is soliciting proxies FOR the election of the Independent Nominees to the Board because it believes that the election of the Independent Nominees represents the best means for the Stockholders to obtain representatives on the Board who will:

            o     be committed to good corporate governance; and
            o take meaningful actions designed to narrow the persistent discount to net asset value ("NAV") at which the Shares trade and cause the Fund to seek to maximize value on behalf of all of the Stockholders.

----------
(3) On the Record Date, City of London, together with all of the participants in this solicitation, beneficially owned an aggregate of 4,250,282 Shares, which represents approximately 9.51% of the Shares outstanding.

Termination of Investment Management Agreement

      City of London is aware of one other matter that is scheduled to be voted upon at the Annual Meeting. The President and Fellows of Harvard College ("Harvard"), a Stockholder unaffiliated with City of London that holds approximately 22% of the outstanding Shares, has proposed that Stockholders vote to terminate the Investment Management Agreement. The Fund's proxy materials set forth Harvard's proposal and statement in favor of its proposal. We urge you to review Harvard's proposal and statement carefully. City of London agrees with Harvard's statement concerning "the severe conflicts that exist between Fund [Stock]holders and DeIM" and believes that the Board will not become more attuned to good corporate governance, Stockholder democracy and narrowing the persistent discount to NAV at which the Shares trade unless DeIM is removed as the Fund's manager. Accordingly, City of London supports the Stockholder proposal to terminate the Investment Management Agreement. The proposal to terminate the Investment Management Agreement is included on the GOLD proxy card. You may vote on this matter by using the GOLD proxy card.

Other Matters

      To City of London's knowledge, there are no other matters scheduled to be voted upon at the Annual Meeting. In the event other proposals are brought before the Annual Meeting of which City of London is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

      Your vote is important, no matter how many or how few Shares you own. City of London urges you to sign, date and return the enclosed GOLD proxy card today to vote FOR the election of the Independent Nominees to the Board. Remember, you can vote for the Independent Nominees only on the GOLD proxy card.

      We urge you not to return any proxy card to the Fund. A protest vote of "Withhold Authority" on the Fund's proxy card may revoke an earlier vote FOR the Independent Nominees on the GOLD proxy card. Please make certain that the latest dated proxy you return is the GOLD proxy card. Only your latest dated proxy counts.

      If you intend to vote on the Stockholder proposal to terminate the Investment Management Agreement, please do so on the GOLD proxy card. City of London supports the Stockholder proposal to terminate the Investment Management Agreement.

      If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy card in the envelope provided by your brokerage firm, bank, bank nominee or other institution.

      If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022
                          Call toll free: 800-607-0088
                 Bankers and Brokers Call Collect: 212-754-8000

      A more detailed discussion of the proposals to be presented before the Annual Meeting of which City of London is aware, and City of London's recommendations with respect to such proposals, follows.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      As indicated in the Fund's proxy statement, the Board is divided into three classes of directors and each class serves for three years with one class being elected each year. At the Annual Meeting, the Stockholders will be asked to elect two Class I directors to hold office until the 2007 Annual Meeting of Stockholders (or thereafter until their respective successors are elected and qualified). The Board has nominated Vincent J. Esposito and Susan Kaufman Purcell for election to the Board. Mellon has nominated the Independent Nominees, Julian Reid and Chris Russell, for election to the Board. City of London is soliciting your proxy in support of the election of the Independent Nominees. If you wish to vote FOR the Independent Nominees, you can only do so by completing and returning a GOLD proxy card.

Why You Should Vote For the Independent Nominees

      City of London believes that the election of the Independent Nominees represents the best means for Stockholders to obtain representatives on the Board who will:

            o     be committed to good corporate governance; and
            o take meaningful actions designed to narrow the persistent discount to NAV at which the Shares trade and cause the Fund to seek to maximize value on behalf of all of the Fund's Stockholders.

      Neither of the Independent Nominees has any relationship with DeIM nor does either of such nominees have a relationship with City of London which, in any way, could compromise his independence. In contrast, City of London believes that the Fund's current directors have far too many ties to DeIM to be truly independent or objective and that, perhaps as a result, the Board consistently has failed to adequately address Stockholders' needs.

      According to the Fund's proxy statement, six of the seven directors on the Board are "independent" notwithstanding the fact that each "independent" director on the Board (a) serves on the board of directors of, and receives fees from, three other closed-end funds managed by DeIM,(4) and (b) has received fees directly from DeIM in connection with his/her service as a director of such closed-end funds.

      The seventh director, who is a managing director of an affiliate of DeIM and is one of the Board's nominees at the Annual Meeting, is an "interested person" (as defined in the Investment Company Act of 1940, as amended) according to the Fund's proxy statement because of his affiliation with DeIM and because he is an officer of the Fund. City of London believes that individuals who are "interested persons" by virtue of their relationship with the investment manager should not serve on the Board and you--as a Stockholder of the Fund--can help take a major step in improving corporate governance and reducing DeIM's direct influence on the Board by NOT electing this "interested" director. Instead, vote FOR the Independent Nominees on the GOLD proxy card. Even if you have already sent in a proxy to the Fund, you may revoke your vote and support the Independent Nominees by signing and returning a later-dated GOLD proxy card.

----------
(4) Each of the "independent" directors serves on the board of the following funds managed by DeIM: The Brazil Fund, Inc., the Scudder New Asia Fund, Inc. and the Scudder Global High Income Fund, Inc.

      City of London believes the Board's relationships with DeIM create potential conflicts of interest when, for example, the Board evaluates the performance of DeIM or when the Board considers steps which could be taken to narrow the discount to NAV at which the Shares trade (please see discussion under the heading "Providing Effective Measures to Deal With The Substantial and Persistent Discount to NAV").(5)

      The Independent Nominees have indicated to City of London that, unlike the current members of the Board, they will not serve on the board of directors of any other closed-end fund currently managed by DeIM or accept fees directly from DeIM while serving as a director of the Fund.

Improving Corporate Governance and Respecting Stockholder Rights

      City of London believes that the Board should be dedicated to the highest standards of good corporate governance and to enhancing Stockholder rights. In the view of City of London, the Board has not met this standard and appears to be insensitive to real Stockholder democracy. For example, when an amendment was adopted to Maryland General Corporation Law in 1996 that permitted the Fund to increase the percentage of Shares necessary for Stockholders to call a special meeting, the Fund promptly seized on this opportunity to limit the Stockholders' ability to exercise their franchise and--without Stockholder approval--amended its bylaws to increase the required percentage from 25% to 50%. Mr. Robert J. Callander, the Fund's Chairman and the Chairman of The Brazil Fund Inc., another fund managed by DeIM, stated at The Brazil Fund Inc.'s 2004 annual meeting that a similar amendment was adopted to The Brazil Fund Inc.'s bylaws so that fund would not incur the cost of a special meeting of stockholders unless the holders of 50% of the shares wanted such a meeting. Is the cost of a Stockholder meeting an adequate justification for limiting the Stockholders' right to be heard? City of London and the Independent Nominees do not think so, particularly when weighed against the approximately $10 million in annual fees paid to DeIM. City of London believes that a Board which was truly committed to good corporate governance and Stockholder democracy would not allow this amendment to remain in place. Each of the Independent Nominees has indicated that he intends, if elected, to urge the other directors on the Board to repeal this amendment.

Providing Effective Measures to Deal With The Substantial and Persistent Discount to NAV

      The Shares have traded at an average discount to NAV in excess of 19% over the past five years. When Shares trade at a significant discount for a substantial period of time, City of London believes that the Board is obligated to take meaningful actions to address the problem. City of London believes that

----------
(5) Mr. Reid is not affiliated with the investment manager of any closed-end fund on whose board he serves and he has advised City of London that he does not intend to serve in the future on the board of any fund if he is affiliated with the fund's investment manager. Mr. Reid did serve, more than six years ago, on the board of directors of two closed-end funds at a time when he was director of the investment manager of such funds. Mr. Reid is an unpaid officer of one fund on whose board he serves. He receives no compensation from either the fund or the fund's investment manager for serving as an officer of the fund and he has no affiliation with the fund's investment manager.

      the current directors on the Board have failed the Stockholders in this regard. While it is true that over the years the Fund has taken several different measures purportedly designed to address the discount, City of London believes that such measures have been ineffectual at best. For example, in the first quarter of 2004, the Fund conducted a cash tender offer for 10% of the outstanding Shares at a price equal to 95% of NAV. City of London does not believe that this tender offer resulted in a meaningful reduction to the discount because the Shares continued to trade at a substantial and persistent discount after the consummation of the offer. Additionally, more than 61% of the outstanding Shares were tendered into the Fund's cash tender offer. City of London believes that the magnitude of the Stockholders' response to the cash tender offer clearly demonstrates the Stockholders' desire an offer for a percentage of the Shares that is significantly higher than 10%.

      The Board also has approved two additional tender offers, one in the first quarter of 2005 and one in the first quarter of 2006. Each of the proposed tender offers would be for 10% of the outstanding Shares at a price equal to 95% of NAV and would be made only if the Shares have traded at an average weekly discount from NAV greater than 15% during a 13-week measuring period ending the preceding December 31. The Fund has filed an application with the Securities and Exchange Commission seeking approval to make the proposed offers in-kind. City of London believes that it is unlikely the Board would have gone to the expense of seeking regulatory approval for an in-kind tender offer if it did not believe that such approval would be granted. The Fund has indicated that it has the option to make such tender offers in cash if regulatory approval is not obtained.

      City of London believes that the Board's proposed tender offers, if made, will not result in a meaningful reduction in the discount and fall far short of meeting the desire of many Stockholders to sell their Shares for cash at or near NAV. In addition, City of London believes that the trigger for the proposed tender offers, a 15% discount during a 13-week period, is far too high and suggests the Board is comfortable with any discount that is 15% or less. City of London believes that any tender offer made by the Fund should be a cash offer--even if regulatory approval for an in-kind offer is obtained--should be for at least 50% or more of the outstanding Shares at not less than NAV (less transactional fees and expenses) and should not be tied to a 15% trigger. The Fund asserts that the Fund and its Stockholders may suffer certain material adverse consequences if the Fund makes a large self-tender. City of London believes the adverse consequences described by the Fund in its proxy materials are speculative and in any event might not be material. Moreover, City of London believes that the benefits to the Stockholders of a tender offer far outweigh the potential adverse consequences cited by the Fund.

      City of London believes that the Fund should explore a variety of strategic alternatives designed to provide all Stockholders, regardless of size, with regular opportunities to realize NAV for their Shares (less transactional fees and expenses). Among the strategic alternatives that City of London believes should be considered are: meaningful share repurchase plans, a regular cash tender, and conversion to interval status, as well as other actions that would increase Stockholders' ability to realize NAV for their Shares (less transactional fees and expenses) on a regular basis. City of London recognizes that certain of the alternatives would shrink the size of the Fund and, thereby, reduce the approximately $10 million in management fees payable to DeIM per year. In the view of City of London, it is imperative, therefore, that critical decisions regarding the Fund's response to the discount be made by a truly independent Board.

City of London's Interests Are Aligned With Yours.

      City of London has been a Stockholder for more than three years and fully expects to remain a Stockholder in the Fund. As of the date of this proxy statement, City of London beneficially owns approximately 9.81% of the outstanding Shares. As a group, the Fund's current officers and directors own approximately 0.02% of the outstanding Shares. City of London intends to vote FOR the election of each of the Independent Nominees to the Board.

      The Fund asserts in its proxy materials that City of London "appears to be more interested in arbitrage opportunities than achieving long term capital appreciation." Nothing could be further from the truth. City of London has been a long term Stockholder of the Fund and intends to remain a Stockholder of the Fund. Given our substantial interest, City of London wants to ensure that the Fund is managed for the benefit of all Stockholders and not in the best interest of DeIM. Don't be fooled by the Board's rhetoric or its attempts to deflect attention from the conflicts of interest inherent in its relationship with DeIM.

The Independent Nominees

      The Independent Nominees, Julian Reid and Chris Russell, have extensive experience in the Asian markets (including the Korean markets) and the closed-end fund industry. In City of London's view, the Independent Nominees are far more qualified to serve on the Board than the Fund's nominees.

      Mr. Reid has more than 20 years of U.S. and other closed-end fund experience, including serving as the head of the closed-end fund business for Jardine Fleming Investment Management (at the time one of the leading investment management companies in Asia). During this time, Mr. Reid spent time focusing on, among others, the Korean stock markets. Mr. Russell has nearly 30 years of institutional investment experience globally and in Asia on behalf of U.S. and international institutions, including more than 10 years of experience as an institutional fund manager responsible for investment in Asia, including Korea. Both Mr. Reid and Mr. Russell were based in Asia for many years.

      The qualifications of the Fund's nominees, in City of London's view, pale in comparison to those of Mr. Reid and Mr. Russell. The information provided by the Fund in its proxy materials indicates that the Fund's nominees have experience in Europe and Central America but does not disclose any relevant closed-end fund or Asian experience beyond their service as a director of multiple funds managed by DeIM. In addition, as noted above, one of the Fund's nominees is not independent because of his affiliation with DeIM and because he is an officer of the Fund

      The following table sets forth certain information regarding the Independent Nominees. This information has been furnished to City of London by the Independent Nominees.

Name, (Age) and Principal        Principal Occupation and Business                 Directorships in Publicly Held
Business Address                 Experience During the Last Five Years;            Companies
Julian Reid (60)                 Chief Executive Officer of 3a Asset               Chairman of the Board of Directors
1 Queen Anne's Gate,             Management Limited (since 1998); President        of the Saffron Fund, Inc.(since
London SW 1 H 9 BT               of the Saffron Fund, Inc. (1994-1998, since       1998); and Director of JF China
                                 2004); and Chairman of Morgan's Walk              Region Fund, Inc. (since 1997).
                                 Properties Ltd. (since 2002).

Chris Russell (55)               Consultant of Gavekal Research (since             None.
39 De Vere Gardens,              2001); and Director of each of: Candover
London W8 5AW                    plc (since 2004); LIM Japan Fund (since
                                 2002); Enhanced Index Funds (since 2002);
                                 Investec High Income Trust (since 2001);
                                 and Gartmore Investment Management plc
                                 (1997-2001).

      The Independent Nominees (a) are completely independent from City of London, (b) will not receive any compensation from City of London for their services as a director of the Fund, (c) do not have an equity interest in City of London, and (d) have been nominated to serve the interests of all of the Stockholders (not just the interests of City of London).

      Each of the Independent Nominees has executed a written consent agreeing to be a nominee for election to the Board and to serve as a director if so elected. None of the Independent Nominees has been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past ten years. Additional information about the Independent Nominees and the other participants in this solicitation is set forth in Schedule I hereto and is incorporated herein by reference.

      None of the Independent Nominees beneficially owns any Shares of the Fund and none of the Independent Nominees is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

      Neither City of London nor any of the Independent Nominees is adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

      The following table sets forth the dollar range of equity securities beneficially owned by each Independent Nominee in the Fund and in all registered investment companies to be overseen by the Independent Nominees within the Fund's family of investment companies as of August 10, 2004:

-----------------------------------------------------------------------------------------------------------------
                                                    Aggregate dollar range of equity securities in all
                                                    registered  investment companies to be overseen by the
                     Dollar range of equity         Independent Nominees within the Fund's family of investment
Name                 securities in the Fund         companies.
-----------------------------------------------------------------------------------------------------------------
Julian Reid          None                           None
-----------------------------------------------------------------------------------------------------------------
Chris Russell        None                           None
-----------------------------------------------------------------------------------------------------------------

      City of London does not expect that the Independent Nominees will be unable to stand for election but, in the event that any such person is unable to do so or for good cause will not serve, and City of London does not learn of this circumstance a reasonable time before the Annual Meeting, the Shares represented by the enclosed GOLD proxy card will be voted for substitute Independent Nominees (who would be named after the solicitation of proxies). We have been informed by the Fund that it may not accept substitute Independent Nominees under the circumstances described above. City of London believes that this another example of anti-Stockholder bias by the Board.

The Independent Nominees Will Constitute Only a Minority of the Directors on the Board.

      Even if the Independent Nominees are elected to the Board, they will constitute only two of the seven members of the Board. Accordingly, the Independent Nominees would not be in a position, without the support of at least two or more of the incumbent members of the Board, to cause any action to be taken. There can be no assurance that the incumbent members of the Board will vote with the Independent Nominees on matters that the Independent Nominees propose. City of London believes, however, that the election of the Independent Nominees will send a strong message to the other members of the Board that the Stockholders want representatives on the Board who will:

            o     be committed to good corporate governance; and
            o take meaningful actions designed to narrow the persistent discount to NAV at which the Shares trade and cause the Fund to seek to maximize value on behalf of all of the Fund's Stockholders.

Other Information

      The Fund's proxy statement contains information regarding: (a) ownership of Shares by directors and executive officers of the Fund and by other persons who own more than 5% of the outstanding Shares, (b) meetings of the Board and certain committees thereof, (c) background of the Fund's directors (including the nominees for election to the Board) and executive officers, (d) compensation paid and payable to the Fund's directors and executive officers, and (e) committees of the Board and their responsibilities. We urge you to review the Fund's proxy materials concerning these matters.

                                   PROPOSAL 2
               TERMINATION OF THE INVESTMENT MANAGEMENT AGREEMENT

      As indicated in the Fund's proxy statement, Harvard, a Stockholder unaffiliated with City of London that holds approximately 22% of the outstanding Shares, has submitted a proposal to terminate the Investment Management Agreement, as currently in effect, immediately. The Fund's proxy materials set forth Harvard's proposal and statement in favor of its proposal. We urge you to review Harvard's proposal and statement carefully. City of London agrees with Harvard's statement concerning "the severe conflicts that exist between Fund [Stock]holders and DeIM" and believes that the Board will not become more attuned to good corporate governance, Stockholder democracy and narrowing the persistent discount to NAV at which the Shares trade unless DeIM is removed as the Fund's manager. Accordingly, City of London supports the Stockholder proposal to terminate the Investment Management Agreement. The proposal to terminate the Investment Management Agreement is included on the GOLD proxy card. You may vote on this matter by using the GOLD proxy card.

Effect of Termination

      Under the Investment Company Act of 1940, as amended, in the event that the Investment Management Agreement is terminated and no successor is immediately selected, the Board may select an interim investment manager for a period not to exceed 150 days following the date on which the Investment Management Agreement was terminated. A new investment management agreement would require votes of the Board and the Stockholders of the Fund.

Information Regarding Investment Management Agreement

      Because this proposal relates to the termination of the Investment Management Agreement, included in Schedule III to this proxy statement is information that Stockholders may wish to consider concerning the Investment Management Agreement. As City of London has no independent knowledge regarding this information, its presentation is based entirely on disclosures contained in the Fund's proxy statement.

                        CITY OF LONDON'S RECOMMENDATIONS

      City of London is soliciting proxies FOR the election of the Independent Nominees and supports the Stockholder proposal to terminate the Investment Management Agreement. To City of London's knowledge, there are no other matters scheduled to be voted upon at the Annual Meeting. In the event other proposals are brought before the Annual Meeting of which City of London is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

      YOU ARE URGED TO VOTE FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD ON THE ENCLOSED GOLD PROXY CARD. REMEMBER, YOU CAN VOTE FOR THE INDEPENDENT NOMINEES ONLY ON THE GOLD PROXY CARD.

      WE URGE YOU NOT TO RETURN ANY PROXY CARD TO THE FUND. A PROTEST VOTE OF "WITHHOLD AUTHORITY" ON THE FUND'S PROXY CARD MAY REVOKE AN EARLIER VOTE FOR THE INDEPENDENT NOMINEES ON THE GOLD PROXY CARD. PLEASE MAKE CERTAIN THAT THE LATEST DATED PROXY YOU RETURN IS THE GOLD PROXY CARD. ONLY YOUR LATEST DATED PROXY COUNTS

      IF YOU INTEND TO VOTE ON THE STOCKHOLDER PROPOSAL TO TERMINATE THE INVESTMENT MANAGEMENT AGREEMENT, PLEASE DO SO ON THE GOLD PROXY CARD. CITY OF LONDON SUPPORTS THE STOCKHOLDER PROPOSAL TO TERMINATE THE INVESTMENT MANAGEMENT AGREEMENT.

                           VOTING AND PROXY PROCEDURES

      Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, City of London believes that the only outstanding class of securities of the Fund entitled to vote at the Annual Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Annual Meeting. According to the Fund's proxy statement, there were 44,701,497 Shares issued and outstanding as of the Record Date.

      The presence at the Annual Meeting, in person or by proxy, of Stockholders holding a majority of the votes entitled to be cast will constitute a quorum for the transaction of business. If a quorum is present at the Annual Meeting, the election of each nominee requires the affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Annual Meeting. Approval of the proposal to terminate the Investment Management Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the Shares entitled to vote thereon present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding Shares entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding Shares entitled to vote thereon. Abstentions will be counted as Shares present at the Annual Meeting for quorum purposes but not voting and will have the same effect as votes cast against the nominees and the proposal to terminate the Investment Management Agreement.

      Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted:

            o     FOR the election of the Independent Nominees to the Board;

            o     FOR the termination of the Investment Management Agreement;
                  and

            o in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting of which City of London is not made aware within a reasonable amount of time prior to the Annual Meeting.

      City of London recommends that Stockholders vote FOR the election of the Independent Nominees and supports the Stockholder proposal to terminate the Investment Management Agreement.

      Stockholders may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to City of London, in care of Barry M. Olliff, at 1125 Airport Road, Coatesville, PA 19320 or to the Fund at 345 Park Avenue, New York, New York 10154 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, City of London requests that either the original or photostatic copies of all revocations be mailed to City of London, in care of Barry Olliff, at the address set forth above so that City of London will be aware of all revocations.

      CITY OF LONDON RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD ON THE ENCLOSED GOLD PROXY CARD.

      CITY OF LONDON SUPPORTS THE STOCKHOLDER PROPOSAL TO TERMINATE THE INVESTMENT MANAGEMENT AGREEMENT AND URGES YOU TO VOTE FOR THIS PROPOSAL ON THE GOLD PROXY CARD.

      IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO CITY OF LONDON WILL BE VOTED AS THE STOCKHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD AND FOR THE TERMINATION OF THE INVESTMENT MANAGEMENT AGREEMENT.

                             SOLICITATION OF PROXIES

      City of London is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, internet, e-mail, in person and by advertisements. It is anticipated that City of London will employ approximately three persons, each of whom will be a director, officer and/or employee of City of London and none of whom will receive additional compensation for such solicitation, to solicit Stockholders for the Annual Meeting. It is anticipated that Messrs. Reid and Russell will solicit Stockholders. Messrs. Reid and Russell will not receive compensation from City of London in connection with their solicitation.

      City of London has retained Morrow & Co., Inc. for solicitation and advisory services in connection with this solicitation, for which Morrow & Co., Inc. will receive a fee not to exceed $45,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow & Co., Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. City of London has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. City of London will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Morrow & Co., Inc. will employ approximately 25 persons to solicit Stockholders for the Annual Meeting.

      City of London does not intend to seek reimbursement of the costs of this solicitation from the Fund. Costs of this solicitation of proxies are currently estimated to be approximately $300,000. City of London estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $150,000.

                                OTHER INFORMATION

      According to the Fund's proxy statement, if a Stockholder intends to present a proposal at the 2005 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the Stockholder must deliver the proposal to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154 by April 22, 2005 for consideration by the Fund.

      In addition, according to the Fund's proxy statement, any Stockholder wishing to nominate candidates for election to the Board or present a proposal at the 2005 Annual Meeting of Stockholders of the Fund, which is not to be included in the Fund's proxy materials, must comply with the Fund's bylaws, which, among other things, require that (a) such Stockholder give timely notice of such nomination and/or proposal in writing to the Secretary of the Fund, (b) such Stockholder be a Stockholder of record, and (c) the Stockholder's notice contains the information required in the Fund's bylaws regarding nominations and/or proposals. According to the Fund's proxy statement, any such notice, to be timely, must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to Stockholders, any such notice by a Stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

                       CERTAIN INFORMATION ABOUT THE FUND

      The Korea Fund, Inc. is a Maryland corporation with its principal executive office located at 345 Park Avenue, New York, New York 10154. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Reports, registration statements, proxy statements and other information filed by the Fund with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Fund are also available at the SEC's Web site (http://www.sec.gov).

      In addition to the information contained in the Fund's proxy statement as discussed under the caption "Election of Directors" and "Stockholder Proposal", the Fund's proxy statement contains information regarding:

o     number of Shares outstanding as of the record date;

o     establishment of a quorum;

o     vote required for approval of each of the proposals;

o     treatment of abstentions and "broker non-votes;"

o     admission requirements for the Annual Meeting;

o identity of the Fund's investment advisers, managers, distributors and/or administrators;

o     revocability of proxies; and

o requirements regarding the submission of Stockholder proposals to be considered for inclusion in the Fund's proxy statement for the 2005 Annual Meeting of Stockholders.

      City of London assumes no responsibility for the accuracy or completeness of any such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

      City of London is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which City of London is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

September 2, 2004                   CITY OF LONDON INVESTMENT GROUP PLC
                                    (on behalf of itself and as attorney-in-fact for the participants in this solicitation)


                                    By:           /s/ Barry Olliff
                                        ----------------------------------------
                                                Barry Olliff, Director

                                   SCHEDULE I
                         INFORMATION ABOUT PARTICIPANTS

      City of London is soliciting proxies on behalf of itself, CLIM and the City of London Funds. By virtue of their roles as the Independent Nominees, Messrs. Reid and Russell may be deemed participants in this solicitation. Similar information for the Independent Nominees is located under the caption "The Independent Nominees" of this proxy statement, which information is incorporated by reference into this Schedule I.

City of London

      The principal business of City of London is serving as the parent holding company for the City of London group of companies, including CLIM. The business address of City of London is 10 Eastcheap, London EC3M ILX, England. As of the date of the mailing of this proxy statement, City of London, through its control of CLIM and City of London Quantitative Management Ltd., is the beneficial owner of 4,386,082 Shares (representing 132,036 Shares owned directly by EWF, 1,157,847 Shares owned directly by GEM, 1,142,436 Shares owned directly by IEM, 328,994 Shares owned directly by FREE, 113,436 Shares owned directly by GFM, 1,483,122 Shares owned directly by the four segregated accounts to which CLIM provides investment advisory services (the "Accounts"), and 28,020 Shares owned directly by Global).

CLIM

      CLIM is an emerging markets fund manager which specializes in investing in closed-end investment companies and is a registered investment adviser under
Section 203 of the Investment Advisers Act of 1940. CLIM is principally engaged in the business of providing investment advisory services to segregated accounts and various investment funds, including EWF, GEM, IEM, FREE and GFM. The business address of CLIM is 10 Eastcheap, London EC3M ILX, England. As of the date of the mailing of this proxy statement, CLIM, through EWF, GEM, IEM, FREE, GFM and the Accounts, is the beneficial owner of 4,358,062 Shares (representing 132,036 Shares owned directly by EWF, 1,157,847 Shares owned directly by GEM, 1,142,627 Shares owned directly by IEM, 328,994 Shares owned directly by FREE, 113,436 Shares owned directly by GFM, and 1,483,122 Shares owned directly by the Accounts).

EWF

      EWF is a Dublin, Ireland-listed investment company organized under the laws of Ireland. The business address of EWF is IFSC House, International Financial Services Centre, Dublin 1, Ireland. As of the date of the mailing of this proxy statement, EWF owns directly and beneficially 132,036 Shares.

GEM

      GEM is a private investment fund organized as a Delaware business trust. The business address of GEM is 10 Eastcheap, London EC3M ILX, England. As of the date of the mailing of this proxy statement, GEM owns directly and beneficially 1,157,847 Shares.

IEM

      IEM is a private investment fund organized as a Delaware business trust. The business address of IEM is 10 Eastcheap, London EC3M ILX, England. As of the date of the mailing of this proxy statement, IEM owns directly and beneficially 1,142,627 Shares.

FREE

      FREE is a private investment fund organized as a Delaware business trust. The business address of FREE is 10 Eastcheap, London EC3M ILX, England. As of the date of the mailing of this proxy statement, FREE owns directly and beneficially 328,994 Shares.

GFM

      GFM is a fund organized under the laws of the Province of Ontario. The business address of GFM is 20 Queen Street, West Suite 3206, Toronto, Ontario, MSH 3R3, Canada. As of the date of the mailing of this proxy statement, GFM owns directly and beneficially 113,436 Shares.

Global

      Global is a closed-end fund organized under the laws of Chile. The business address of Global is 510 Thornall Street, Suite 220, Edison, NJ 08837, United States. As of the date of the mailing of this proxy statement, Global owns directly and beneficially 28,020 Shares.

      Attached hereto is Schedule II which sets forth information concerning purchases and sales of Shares by the participants in this solicitation during the last two years.

      Neither the soliciting participants nor any associate of the soliciting participants have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

      During the past five years, none of the participants in this solicitation has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or state securities laws or finding any violation with respect to such laws.

      None of the participants in this solicitation is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

                                   SCHEDULE II
                   TRANSACTIONS IN THE SECURITIES OF THE FUND

      Except as disclosed in this proxy statement, none of the participants in this solicitation has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases and sales of Shares by the participants in this solicitation within the past two years.

      The following open market purchases and sales of Shares have been made by
EWF:

     Date of Purchase      Number of Shares Purchased           Price Paid/Share
     08/11/2004                            11,250                    $17.6961
     08/04/2004                             1,000                    $17.0100
     03/22/2004                             4,560                    $19.9000
     11/13/2003                            17,500                    $17.6600
     09/22/2003                             3,130                    $15.9210
     09/05/2003                             3,000                    $16.8000
     09/04/2003                            10,000                    $16.9100
     04/24/2003                            15,000                    $12.2959
     04/15/2003                             3,600                    $12.9000
     04/14/2003                             9,700                    $12.3968
     02/14/2003                             3,700                    $12.3800
     02/12/2003                            14,000                    $12.6300
     02/07/2003                             5,000                    $12.7000
     02/06/2003                             7,600                    $12.8768
     02/05/2003                               800                    $13.1199
     01/24/2003                             5,000                    $13.2500
     01/15/2003                             5,000                    $13.9600
     01/14/2003                             6,580                    $14.0037
     10/11/2002                            12,000                    $12.5998
     10/09/2002                             2,800                    $12.8400
     10/08/2002                             5,200                    $13.0292
     09/09/2002                             7,500                    $15.0000
     08/02/2002                             2,500                    $15.4400

     Date of Sale           Number of Shares Sold           Price Received/Share
     05/27/2004                             4,100                    $19.4200
     02/27/2004                               164                    $21.7875
     02/24/2004                            22,540                    $21.7875
     02/04/2004                             2,580                    $19.5800
     02/04/2004                            15,000                    $19.5800
     02/04/2004                            17,420                    $19.5800
     01/30/2004                             5,000                    $19.9500
     01/29/2004                             7,900                    $19.8791
     01/28/2004                            20,000                    $20.1569
     01/22/2004                             2,880                    $20.0000

     01/21/2004                             6,800                    $20.0387
     01/21/2004                            15,400                    $20.0387
     08/22/2003                             7,400                    $17.2100
     08/22/2003                             8,000                    $17.2100
     08/22/2003                             9,600                    $17.2100
     06/06/2003                            14,000                    $14.7163
     06/05/2003                            15,000                    $14.6503
     01/09/2003                             8,600                    $13.9737
     11/15/2002                             1,000                    $14.7508
     11/15/2002                            20,000                    $14.7508

      The following open market purchases and sales of Shares have been made by
GEM:

     Date of Purchase      Number of Shares Purchased       Price Paid/Share
     07/27/2004                             5,400                    $17.1732
     07/06/2004                            25,000                    $18.0862
     05/07/2004                            12,100                    $18.5913
     05/06/2004                            10,000                    $19.1441
     05/03/2004                               900                    $19.6000
     04/30/2004                            15,200                    $19.6027
     04/29/2004                            73,900                    $19.9555
     04/19/2004                            22,400                    $21.2413
     04/16/2004                             7,000                    $21.0803
     04/15/2004                            40,615                    $21.6300
     04/14/2004                             9,300                    $21.4968
     02/09/2004                             1,200                    $20.6200
     11/13/2003                            43,072                    $17.6300
     11/11/2003                            26,400                    $16.9050
     11/10/2003                             2,000                    $17.1500
     11/03/2003                             7,600                    $17.3325
     09/24/2003                            17,500                    $15.9250
     09/23/2003                            15,000                    $16.1093
     09/22/2003                            14,220                    $15.9210
     09/18/2003                             4,000                    $16.6000
     09/17/2003                            10,000                    $16.8000
     09/16/2003                             4,800                    $16.8109
     09/05/2003                             9,000                    $16.8000
     09/04/2003                            30,000                    $16.9100
     08/06/2003                            20,000                    $15.4000
     08/05/2003                            26,800                    $15.6933
     08/04/2003                            41,500                    $15.7183
     08/01/2003                            11,400                    $15.9000
     07/17/2003                             8,975                    $15.5488
     07/16/2003                             7,750                    $15.7958
     07/14/2003                             5,000                    $16.1861
     04/25/2003                             1,000                    $11.7500

     04/24/2003                            10,000                    $12.2959
     04/10/2003                            17,500                    $11.8000
     02/18/2003                            75,000                    $13.0442
     02/14/2003                             3,700                    $12.3800
     02/13/2003                            46,400                    $12.4040
     02/12/2003                            17,600                    $12.6287
     02/12/2003                            43,000                    $12.6300
     01/29/2003                               900                    $12.9800
     01/28/2003                             3,800                    $13.0563
     01/24/2003                             5,000                    $13.2500
     01/15/2003                            10,000                    $13.9600
     01/14/2003                            13,160                    $14.0037
     10/11/2002                            62,000                    $12.5998
     10/02/2002                            20,000                    $13.5378
     09/23/2002                            10,000                    $13.6550
     08/29/2002                            10,000                    $15.4150
     08/28/2002                            10,000                    $15.6250
     08/21/2002                             2,200                    $16.2000
     08/13/2002                             7,500                    $15.3067
     08/05/2002                            20,000                    $14.6750
     08/02/2002                            27,500                    $15.4400

     Date of Sale           Number of Shares Sold           Price Received/Share
     02/27/2004                             1,287                    $21.7875
     02/24/2004                           176,813                    $21.7875
     02/02/2004                           382,977                    $20.0750
     08/22/2003                            25,000                    $17.2100
     08/21/2003                             5,600                    $17.1600
     08/20/2003                             2,000                    $16.6500
     06/12/2003                             7,600                    $14.9900
     06/11/2003                            20,000                    $14.8405
     06/10/2003                            15,000                    $14.7359
     06/06/2003                            56,200                    $14.7163
     06/05/2003                             7,500                    $14.6503
     11/22/2002                             7,500                    $15.7500
     11/06/2002                            15,200                    $14.6937

      The following open market purchases and sales of Shares have been made by
IEM:

     Date of Purchase      Number of Shares Purchased       Price Paid/Share
     08/11/2004                             7,500                    $17.6961
     08/05/2004                            15,000                    $17.3068
     08/04/2004                             3,500                    $17.0100
     07/26/2004                            10,900                    $17.1474
     04/15/2004                             7,385                    $21.6300
     12/15/2003                            25,000                    $17.5600

     12/10/2003                            19,000                    $16.9103
     11/17/2003                             5,100                    $17.0748
     11/13/2003                            33,500                    $17.6300
     10/22/2003                             8,600                    $16.7800
     09/22/2003                             5,500                    $15.9210
     09/18/2003                             4,000                    $16.6000
     09/16/2003                            16,000                    $16.8109
     09/05/2003                             7,000                    $16.8000
     09/04/2003                            10,000                    $16.9100
     08/14/2003                             3,000                    $15.9000
     07/29/2003                            10,000                    $15.8500
     07/17/2003                            22,437                    $15.5488
     07/16/2003                             7,750                    $15.7958
     07/14/2003                             5,000                    $16.1861
     04/10/2003                            14,000                    $11.8000
     04/04/2003                            34,200                    $11.8638
     02/13/2003                            30,000                    $12.4040
     02/12/2003                            17,600                    $12.6287
     02/12/2003                            43,000                    $12.6300
     02/06/2003                             7,700                    $12.8768
     02/05/2003                             7,100                    $13.1199
     02/03/2003                            25,000                    $13.3000
     01/31/2003                            25,500                    $13.2176
     01/15/2003                            10,000                    $13.9600
     01/14/2003                            13,160                    $14.0037
     10/11/2002                            52,000                    $12.5998
     10/02/2002                            22,650                    $13.5378

     Date of Sale           Number of Shares Sold           Price Received/Share
     02/27/2004                             1,510                    $21.7875
     02/24/2004                           207,472                    $21.7875
     01/26/2004                            10,300                    $20.2506
     01/23/2004                            22,200                    $20.0343
     01/22/2004                             6,720                    $20.0000
     01/21/2004                            51,800                    $20.0387
     01/12/2004                            10,100                    $19.9057
     06/11/2003                            20,000                    $14.8405
     06/10/2003                            25,000                    $14.7359
     06/06/2003                            56,200                    $14.7163
     06/05/2003                             3,300                    $14.6503
     11/22/2002                             7,500                    $15.7500

      The following open market purchases and sales of Shares have been made by
FREE:

     Date of Purchase      Number of Shares Purchased       Price Paid/Share
     08/11/2004                             7,500                    $17.6961
     08/05/2004                             5,000                    $17.3068
     05/05/2004                            10,000                    $19.8788
     04/05/2004                           146,000                    $21.9900
     03/19/2004                            10,000                    $20.6800
     12/30/2003                            22,700                    $17.9972
     11/17/2003                             5,000                    $17.0748
     11/13/2003                            33,428                    $17.6300
     11/07/2003                             2,800                    $17.2400
     11/06/2003                             6,500                    $17.0000
     11/04/2003                            71,100                    $17.2767
     11/03/2003                            11,500                    $17.3325
     10/31/2003                            26,100                    $17.1383

     Date of Sale           Number of Shares Sold           Price Received/Share
     02/27/2004                               207                    $21.7875
     02/24/2004                            28,428                    $21.7875

      The following open market purchases and sales of Shares have been made by
GFM:

     Date of Purchase      Number of Shares Purchased       Price Paid/Share
     08/11/2004                             3,750                    $17.6961
     06/17/2004                             2,200                    $18.1900
     12/10/2003                             6,000                    $16.9103
     11/13/2003                             2,500                    $17.6600
     10/22/2003                             1,200                    $16.7800
     09/24/2003                             2,500                    $15.9250
     09/22/2003                               850                    $15.9210
     09/18/2003                             2,000                    $16.6000
     09/16/2003                             3,000                    $16.8109
     09/05/2003                             1,000                    $16.8000
     07/17/2003                             4,488                    $15.5488
     04/10/2003                             3,500                    $11.8000
     02/11/2003                               800                    $12.4000
     02/07/2003                             5,000                    $12.7000
     02/06/2003                             7,600                    $12.8768
     10/11/2002                             2,900                    $12.5998
     10/08/2002                             5,200                    $13.0292
     10/02/2002                             2,000                    $13.5378
     09/09/2002                             6,000                    $15.0000

     Date of Sale           Number of Shares Sold           Price Received/Share
     02/27/2004                               148                    $21.7875
     02/24/2004                            20,304                    $21.7875
     01/30/2004                             5,000                    $19.9500
     06/06/2003                            14,000                    $14.7163

      The following open market purchases and sales of Shares have been made by
Global:

     Date of Purchase      Number of Shares Purchased       Price Paid/Share
     02/24/2004                             5,000                    $19.9500
     11/19/2003                             4,000                    $16.7500
     11/11/2003                            13,800                    $16.9305
     11/06/2003                             6,500                    $17.0155
     10/24/2003                             4,000                    $16.1875
     10/23/2003                             5,500                    $16.2545
     04/25/2003                            10,000                    $11.8789
     04/24/2003                            18,000                    $12.3575
     04/23/2003                            22,000                    $12.7036
     04/22/2003                             2,000                    $12.8190

     Date of Sale           Number of Shares Sold           Price Received/Share
     03/02/2004                             4,380                    $21.9100
     01/29/2004                             2,000                    $19.8700
     01/28/2004                               600                    $20.1500
     01/23/2004                             1,500                    $20.1000
     01/22/2004                             1,300                    $19.9838
     12/16/2003                             1,000                    $17.5033
     12/16/2003                             4,000                    $17.5033
     12/16/2003                            10,000                    $17.5033
     12/15/2003                             6,300                    $17.6070
     12/01/2003                             5,900                    $17.3500
     10/28/2003                             2,500                    $16.8500
     06/09/2003                             2,700                    $14.7800
     05/28/2003                            10,000                    $14.1500
     05/27/2003                            10,600                    $13.7500

      The following open market purchases and sales of Shares have been made by the Accounts:

     Date of Purchase      Number of Shares Purchased       Price Paid/Share
     08/06/2004                            20,000                    $16.7398
     07/28/2004                            20,000                    $17.3156
     06/25/2004                             4,000                    $18.5500
     06/24/2004                            96,200                    $18.3916
     06/03/2004                            13,100                    $18.1612
     06/01/2004                            88,200                    $19.3500
     04/30/2004                            84,000                    $19.6027
     04/28/2004                            74,300                    $20.7771

     04/27/2004                           135,000                    $21.3565
     04/26/2004                            23,400                    $21.4934
     04/23/2004                            40,400                    $21.8056
     04/21/2004                            29,000                    $21.6723
     04/20/2004                            29,000                    $21.5429
     04/13/2004                            12,600                    $22.0232
     04/12/2004                             1,300                    $21.9700
     04/08/2004                            25,300                    $21.9910
     04/05/2004                           114,500                    $21.9900
     04/02/2004                            84,300                    $21.7458
     04/01/2004                            66,700                    $21.4849
     03/31/2004                           157,200                    $21.1758
     03/22/2004                             5,040                    $19.9000
     03/11/2004                            49,000                    $19.8751
     02/06/2004                           140,000                    $20.0286
     02/04/2004                            35,000                    $19.5800
     02/02/2004                           382,977                    $20.0750

     Date of Sale           Number of Shares Sold           Price Received/Share
     06/01/2004                            88,200                    $19.3500
     04/30/2004                            70,000                    $19.5500
     02/27/2004                               644                    $21.7875
     02/24/2004                            88,551                    $21.7875

      As of the date of mailing of this proxy statement, City of London beneficially owns: (a) 132,036 Shares together with EWF, which represents approximately 0.30% of the issued and outstanding Shares, (b) 1,157,847 Shares together with GEM, which represents approximately 2.59% of the issued and outstanding Shares, (c) 1,142,627 Shares together with IEM, which represents approximately 2.56% of the issued and outstanding Shares, (d) 328,994 Shares together with FREE, which represents approximately 0.74% of the issued and outstanding Shares, (e) 113,436 Shares together with GFM, which represents approximately 0.25% of the issued and outstanding Shares, (f) 28,020 Shares together with Global, which represents approximately 0.06% of the issued and outstanding Shares, and (g) 1,483,122 Shares together with the Accounts, which represents approximately 3.32% of the issued and outstanding Shares. Accordingly, City of London is the beneficial owner of an aggregate of 4,386,082 Shares, constituting approximately 9.81% of the Shares.

                                  SCHEDULE III

            INFORMATION CONCERNING THE FUND'S INVESTMENT MANAGER, THE INVESTMENT MANAGEMENT AGREEMENT AND CERTAIN OTHER MATTERS

      The following information relating to DeIM and the Investment Management Agreement and certain other matters is included herein because it may be required by the rules of the Commission in a proxy statement that contains proposals relating to the continuation or termination of the Investment Management Agreement. This information is based entirely upon the disclosure in the Fund's proxy statement and certain of the Fund's periodic reports filed with the Commission and City of London has no independent knowledge concerning its accuracy.

      DeIM's headquarters are located at 345 Park Avenue, New York, New York. DeIM is a Delaware corporation. The names and addresses of its officers and directors are as follows: Evelyn Tresset, 280 Park Avenue, New York, NY 10017, Director and Chief Operating Officer; William N. Shiebler, 280 Park Avenue, New York, NY 10017, Director, President and Chief Executive Officer; Jeffrey S. Wallace, 280 Park Avenue, New York, NY 10017, Director, Chief Financial Officer and Treasurer; William G. Butterly, II, 1251 Avenue of the Americas, New York, NY 10020, Secretary, Chief Legal Officer and General Counsel; Stephen R. Burke,1325 Avenue of the Americas, New York, NY 10019, Executive Vice President; Thomas F. Eggers, 1325 Avenue of the Americas, New York, NY 10019, Executive Vice President; Leo P. Grohowski, 345 Park Avenue, New York, NY 10154, Executive Vice President; Gloria S. Nelund, 300 South Grand Avenue, Los Angeles, CA 90071, Executive Vice President; and Philip W. Gallo, 1251 Avenue of the Americas, New York, NY 10020, Chief Compliance Officer.

      Under the Investment Management Agreement, DeIM directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeIM determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, DeIM provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable monthly under the Investment Management Agreement is equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. For the six (6) months ended December 31, 2003, DeIM received a management fee of $4,761,268.

      The Investment Management Agreement was last approved by the Stockholders in March 2002.

                                   IMPORTANT!

      Your vote is important. No matter how many Shares you own, please give City of London your proxy FOR the election of the Independent Nominees to the Board by:

      1. SIGNING the enclosed GOLD proxy card,

      2. DATING the enclosed GOLD proxy card, and

      3. MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

      If you intend to vote on the Stockholder proposal to terminate the Investment Management Agreement, please do so on the GOLD proxy card. City of London supports the Stockholder proposal to terminate the Investment Management Agreement.

      If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy in the envelope and contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. City of London urges you to confirm in writing your instructions to City of London at the address provided below so that City of London will be aware of all instructions given and can attempt to ensure that such instructions are followed.

      PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE FUND, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

      If you have any questions or require any additional information concerning this proxy statement, please contact City of London's proxy solicitor, Morrow & Co., Inc., at the address set forth below.

                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022
                          Call toll free: 800-607-0088
                 Bankers and Brokers Call Collect: 212-754-8000

                              THE KOREA FUND, INC.
                       2004 ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED ON BEHALF OF CITY OF LONDON
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                      OR MANAGEMENT OF THE KOREA FUND, INC.

      The undersigned appoints Jeffry S. Hoffman and Adam M. Fox, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of Common Stock of The Korea Fund, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Stockholders of the Fund, and at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

      The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

                (Continued and to be signed on the reverse side)

CITY OF LONDON RECOMMENDS A VOTE FOR THE ELECTION OF ITS INDEPENDENT NOMINEES TO
     THE BOARD AND FOR THE STOCKHOLDER PROPOSAL TO TERMINATE THE INVESTMENT
                             MANAGEMENT AGREEMENT.

1.    Election of Directors.

      Nominees (Class I) to serve until the year 2007 Annual Meeting:

      ELECTION OF JULIAN REID (AN INDEPENDENT NOMINEE): To elect Julian Reid as a Class I director of the Fund

      FOR |_|                   TO WITHHOLD AUTHORITY |_|

      ELECTION OF CHRIS RUSSELL (AN INDEPENDENT NOMINEE): To elect Chris Russell as a Class I director of the Fund

      FOR |_|                   TO WITHHOLD AUTHORITY |_|

2. To vote on a stockholder's proposal that the investment management agreement, between the Fund and Deutsche Investment Management Americas Inc., as currently in effect as of the date hereof, be terminated immediately.

      FOR |_|                   AGAINST |_|                   ABSTAIN |_|

3. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the Annual Meeting.

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE INDEPENDENT NOMINEES TO THE BOARD AND FOR THE TERMINATION OF THE INVESTMENT MANAGEMENT AGREEMENT.

DATED: __________________________________________________

Please Sign Exactly As Name Appears On This Proxy.


_________________________________________________________
(signature)


_________________________________________________________
(signature, if held jointly)


_________________________________________________________
(title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL MORROW & CO., INC. TOLL FREE AT 800-607-0088.